September 14, 2006

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

RE:	Separate Account VA-7 of TLIC

File No. 811-08835, CIK 0001044604

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-7 of TLIC, a unit investment trust registered under the Act, mailed to its contract owners the semi/annual report for the following underlying management investment companies: AEGON/Transamerica Series Trust; The Alger American Fund; AllianceBernstein Variable Products Series Fund, Inc.; Dreyfus Variable Investment Fund; Janus Aspen Series; MFS® Variable Insurance Trust; The Universal Institutional Funds, Inc.; Premier VIT; and PIMCO Variable Insurance Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi/annual reports were filed with the Commission via EDGAR on the dates indicated:

•	AEGON/Transamerica Series Trust (CIK: 778207) filed August 29, 2006.

•	The Alger American Fund (CIK: 832566) filed August 16, 2006.

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK:825316) filed August 30, 2006.

•	Dreyfus Variable Investment Fund (CIK: 813383) filed August 17, 2006.

•	Janus Aspen Series (CIK: 906185) filed August 25, 2006.

•	MFS® Variable Insurance Trust (CIK:918571) filed August 29, 2006.

•	The Universal Institutional Funds, Inc. (CIK: 1011378) filed September 7, 2006.

•	Premier VIT (CIK: 923185) filed August 24, 2006.

•	PIMCO Variable Insurance Trust (CIK: 1047304) filed September 17, 2006.

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith, Vice President
Transamerica Life Insurance Company